Exhibit 99.14

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
August 2, 2016

J.P. Morgan Acceptance Corporation II
383 Madison Avenue, 31st Floor
New York, New York 10179

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by J.P. Morgan Acceptance Corporation II (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2016-2, Mortgage Pass-Through Certificates, Series 2016-2 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 25, 2016, representatives of the Company provided us with a mortgage loan listing (the “Mortgage Loan Listing”) with respect to 368 mortgage loans.  At your instruction, we randomly selected 80 mortgage loans (the “Sample Loans”) from the Mortgage Loan Listing.

Additionally, on July 26, 2016, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout with respect to 368 mortgage loans (the “Statistical Loan File”).

At your instruction, we performed certain comparisons and recomputations relating to the mortgage loan characteristics (the “Characteristics”) for each of the Sample Loans set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu

Characteristics

1.      Loan number (for control purposes only)
2.      Origination date
3.      Loan type (fixed or adjustable)
4.      Balloon indicator (yes/no)
5.      Negative amortization indicator (yes/no)
6.      Original principal balance
7.      Interest rate
8.      Monthly P&I payment*
9.      First payment date
10.      Original term to maturity
11.      Index description
12.      Gross margin
13.      Maximum interest rate
14.      Minimum interest rate
15.      Initial periodic rate cap (change up)
16.      Initial periodic rate cap (change down)
17.      Subsequent periodic rate cap (change up)
18.      Subsequent periodic rate cap (change down)
19.      Initial interest rate adjustment date
20.      Lookback days
21.      Initial fixed period
22.      Interest rate adjustment frequency
23.      Property city
24.      Property state
25.      Property zip code

26.      Prepayment penalty term (if applicable)
27.      Interest only term (if applicable)
28.      Occupancy status
29.      Self-employment flag
30.      Property type
31.      Appraisal report date
32.      Appraised value
33.      Loan purpose
34.      Sales price (if applicable)
35.      Borrower Score 1
36.      Borrower Score 2 (if applicable)
37.      Borrower Score 3 (if applicable)
38.      Co-Borrower Score 1 (if applicable)
39.      Co-Borrower Score 2 (if applicable)
40.      Co-Borrower Score 3 (if applicable)
41.      Current qualifying credit score
42.      Lien position
43.      Junior lien balance (if applicable)
44.      Primary mortgage insurance company (if applicable)
45.      Primary mortgage insurance level (if applicable)
46.      Original loan-to-value ratio
47.      Combined loan-to-value ratio
48.      Pledged collateral amount (if applicable)
49.      Modification indicator (yes or no)
50.      Modification date**

  * For non-interest only loans only
** For modified loans only

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Adjustable Rate Note (the “Note”); Characteristics 3. through 25. to the Note or the “Modification Agreement” (if applicable); Characteristic 26. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 27. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 28. and 29. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 30. through 32. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristics 33. and 34. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first time home purchase” or “other-than-first-time home purchase,” to the Application and “Settlement Statement;” Characteristics 35. through 40. to the “Credit Report”; Characteristic 41. to a query (the “Current Qualifying Credit Score Query”), provided to us on July 27, 2016 by representatives of the Company; Characteristics 42. and 43. to the Junior Lien Note, Settlement Statement, Underwriting Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”);  Characteristics 44. and 45. to the Underwriting Transmittal Summary or Primary Mortgage Insurance Certificate (collectively, the “PMI Certificate”); Characteristic 48. to the “Pledged Collateral Agreement”; and Characteristics 49. and 50. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 33., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation,” “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate,” “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.
With respect to Characteristic 46., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance” or “cash-out refinance” (as determined above), the appraised value (as set forth on the Appraisal Report).
With respect to Characteristic 47., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) or (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance” or “cash-out refinance” (as determined above), the appraised value (as set forth on the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are noted to be “in agreement;”

•	with respect to Characteristic 8., differences of $0.01 or less are noted to be “in agreement;”

•	with respect to Characteristics 17. and 18., we did not perform such comparison for those Sample Loans that were serviced by First Republic Bank (as indicated on the Statistical Loan File);

•	with respect to Characteristic 30., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are noted to be “in agreement;”

•	with respect to Characteristic 30., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is noted to be a “single family detached (non-PUD)” property;

•	with respect to Characteristics 30., 31. and 32., and for the recalculations of Characteristics 46. and 47., for those Sample Loans for which the Company provided us with multiple Appraisal Reports that (i) each indicated an appraisal date less than 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value or (ii) noted at least one Appraisal Report with an appraisal date less than 30 days from the origination date (as set forth on the Note) and at least one Appraisal Report with an appraisal date greater than or equal to 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the most recent appraisal date;

•	with respect to Characteristic 32. and for recalculations of Characteristics 46. and 47., for those Sample Loans for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 6 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•	with respect to Characteristic 33., a loan purpose indicated on the Statistical Loan File as (i) “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation” or “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate” and “cash-out refinance” (as determined herein) are noted to be “in agreement” and (ii) “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out” and “rate and term refinance” (as determined herein) are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 43., differences of $100 or less are deemed to be “in agreement;”

•	with respect to Characteristic 46., differences of 1.0% or less are noted to be “in agreement,” except to the extent that the Statistical Loan File noted an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%; and

•	with respect to Characteristic 47., differences of 1.0% or less are noted to be “in agreement,” except to the extent that the Statistical Loan File noted a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information set forth on the Statistical Loan File is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 2, 2016.  In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference for gross margin
2	One difference for property zip code
3	Two differences for self-employment flag
4	Two differences for loan purpose
5	One difference for borrower score 1

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 2, 2016

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents
1	225472352	Gross margin	2.125%	2.150%
2	225549589	Property zip code	94028	94025
3	225570890	Self-employment flag	No	Yes
3	225557764	Self-employment flag	Yes	No
4	225170808	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase
4	225142518	Loan purpose	Other-than-First Time Home Purchase	First Time Home Purchase
5	225576632	Borrower score 1	718	719

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.